                                                                                                             Exhibit 99.1
The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Unaudited

Unit Case Volume Growth Rate Based on Average Daily Sales (1)
											% of Unit Case Volume
	1Q05	2Q05	3Q05	4Q05	FY05	1Q06	2Q06	3Q06	4Q06	FY06	FY05	FY06
Africa	10	8	6	1	6	(2)	7	5	6	4	6	6
Eurasia	4	10	17	22	13	15	11	16	14	14	8	9
European Union	(4)	4	1	(1)	0	1	3	10	7	6	16	16
Latin America	6	9	5	5	6	7	7	7	7	7	25	26
North America	0	1	3	3	2	2	2	(1)	(2)	0	28	27
Pacific	5	6	7	4	5	7	(2)	1	0	1	17	16

Worldwide	3	5	5	4	4	5	4	5	4	4	100	100

Gallon Sales Growth Rate (2)

	1Q05	2Q05	3Q05	4Q05	FY05	1Q06	2Q06	3Q06	4Q06	FY06
Africa	5	11	7	4	7	2	8	6	(3)	3
Eurasia	6	(2)	18	17	8	7	14	12	6	10
European Union	(9)	1	(1)	8	0	(1)	4	13	0	4
Latin America	6	9	4	6	6	5	7	7	9	7
North America	(2)	(2)	4	2	1	3	4	(2)	(4)	0
Pacific	3	2	2	2	2	4	(8)	(1)	3	(1)

Worldwide	0	2	5	4	3	4	5	4	3	4

Reclassified Operating Segment Data reflect changes in the Company's operating structure which became effective January 1, 2007.

Certain prior year amounts have been reclassified to conform to the current year presentation.

For additional information about our sales volume, refer to page 43 of our 2006 Annual Report on Form 10-K filed on February 21, 2007.

(1) Unit case volume growth based on average daily sales is computed by comparing the average daily sales in each of the corresponding quarters. Average daily sales for each quarter are the actual unit cases shipped during the quarter divided by the number of days in the quarter.

(2) Unit case volume and gallon sales growth rates are not necessarily equal during any given period. Items such as seasonality, bottlers' inventory practices, supply point changes, timing of price increases and new product introductions and changes in product mix can impact unit case volume and gallon sales and can create differences between unit case volume and gallon sales growth rates.

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data (1)
Unaudited
In Millions

	1Q05	2Q05	3Q05	4Q05	FY05	1Q06	2Q06	3Q06	4Q06	FY06

Net Operating Revenues - Third Party
Africa	$266	$230	$257	$354	$1,107	$269	$243	$274	$317	$1,103
Eurasia	126	209	173	142	650	158	270	203	160	791
European Union	888	1,207	1,118	891	4,104	691	1,032	983	799	3,505
Latin America	477	506	527	554	2,064	572	593	624	695	2,484
North America	1,528	1,775	1,745	1,628	6,676	1,645	1,909	1,809	1,650	7,013
Pacific	940	1,130	1,095	993	4,158	869	1,065	1,108	948	3,990
Bottling Investments	960	1,228	1,103	971	4,262	1,002	1,342	1,429	1,336	5,109
Corporate	21	25	19	18	83	20	22	24	27	93
	$5,206	$6,310	$6,037	$5,551	$23,104	$5,226	$6,476	$6,454	$5,932	$24,088

Net Operating Revenues - Intersegment
Africa	$2	$4	$5	$2	$13	$7	$8	$14	$8	$37
Eurasia	25	28	13	9	75	18	31	21	16	86
European Union	211	225	196	175	807	182	229	245	203	859
Latin America	18	19	20	37	94	31	29	30	42	132
North America	-	-	-	-	-	-	-	-	16	16
Pacific	27	39	26	23	115	17	14	26	71	128
Bottling Investments	-	-	-	-	-	12	27	35	15	89
	$283	$315	$260	$246	$1,104	$267	$338	$371	$371	$1,347

Net Operating Revenues - Total
Africa	$268	$234	$262	$356	$1,120	$276	$251	$288	$325	$1,140
Eurasia	151	237	186	151	725	176	301	224	176	877
European Union	1,099	1,432	1,314	1,066	4,911	873	1,261	1,228	1,002	4,364
Latin America	495	525	547	591	2,158	603	622	654	737	2,616
North America	1,528	1,775	1,745	1,628	6,676	1,645	1,909	1,809	1,666	7,029
Pacific	967	1,169	1,121	1,016	4,273	886	1,079	1,134	1,019	4,118
Bottling Investments	960	1,228	1,103	971	4,262	1,014	1,369	1,464	1,351	5,198
Corporate	21	25	19	18	83	20	22	24	27	93
Eliminations	(283)	(315)	(260)	(246)	(1,104)	(267)	(338)	(371)	(371)	(1,347)
	$5,206	$6,310	$6,037	$5,551	$23,104	$5,226	$6,476	$6,454	$5,932	$24,088

Operating Income (Loss)
Africa	$90	$75	$96	$135	$396	$103	$87	$97	$137	$424
Eurasia	49	89	34	26	198	64	126	49	36	275
European Union	512	685	564	458	2,219	455	687	632	480	2,254
Latin America	277	299	297	303	1,176	349	346	353	390	1,438
North America	313	460	414	366	1,553	388	493	383	419	1,683
Pacific	448	556	349	468	1,821	363	492	421	374	1,650
Bottling Investments	(55)	53	5	(40)	(37)	(57)	87	47	(59)	18
Corporate	(275)	(245)	(267)	(454)	(1,241)	(270)	(279)	(320)	(565)	(1,434)
	$1,359	$1,972	$1,492	$1,262	$6,085	$1,395	$2,039	$1,662	$1,212	$6,308

Income (Loss) Before Income Taxes
Africa	$86	$73	$93	$130	$382	$101	$84	$94	$134	$413
Eurasia	48	95	42	32	217	72	133	52	45	302
European Union	514	685	566	460	2,225	457	689	632	480	2,258
Latin America	276	298	298	303	1,175	349	346	350	389	1,434
North America	315	459	408	367	1,549	388	492	383	418	1,681
Pacific	446	555	346	467	1,814	365	490	419	370	1,644
Bottling Investments	34	299	182	75	590	18	330	253	(534)	67
Corporate	(271)	(248)	(282)	(461)	(1,262)	(275)	(173)	(357)	(416)	(1,221)
	$1,448	$2,216	$1,653	$1,373	$6,690	$1,475	$2,391	$1,826	$886	$6,578

Reclassified Operating Segment Data reflect changes in the Company's operating structure which became effective January 1, 2007.

(1) Refer to the Items Impacting Comparability Schedule which follows for additional information.

The Coca-Cola Company and Subsidiaries
Reclassified Operating Segment Data
Items Impacting Comparability Schedule
Unaudited

2005

In the first quarter of 2005, the Company recorded the following transactions which impacted results:

•	An approximate $23 million benefit for Corporate as a result of a noncash pretax gain on issuances of stock by
Coca-Cola Amatil in connection with the acquisition of SPC Ardmona Pty. Ltd., an Australian fruit company.

•
Charges of approximately $3 million for Africa, $3 million for Eurasia, $3 million for European Union, $4 million for Latin America, $12 million for North America, $3 million for Pacific and $22 million for Corporate as a result of accelerated amortization of stock-based compensation expense due to a change in our estimated service period for retirement-eligible participants.

In the second quarter of 2005, the Company recorded the following transactions which impacted results:

•	The receipt of approximately $42 million for Corporate related to the settlement of a class action lawsuit concerning the purchase of high fructose corn syrup (“HFCS”).

•	An approximate $21 million benefit for Bottling Investments for our proportionate share of the HFCS lawsuit settlement related to Coca-Cola Enterprises Inc., (“CCE”).

In the third quarter of 2005, the Company recorded the following transactions which impacted results:

•	Impairment charges of approximately $85 million for Pacific and $4 million for Bottling Investments primarily related to intangible assets (mainly trademark beverages sold in the Philippines market).

•	A noncash pretax charge of approximately $5 million for Bottling Investments for our proportionate share of CCE's restructuring charges.

In the fourth quarter of 2005, the Company recorded the following transactions which impacted results:

•	The receipt of approximately $5 million for Corporate related to the settlement of a class action lawsuit concerning the purchase of HFCS.

•
An approximate $49 million charge for Bottling Investments for our proportionate share of CCE's tax expense related to repatriation of previously unremitted foreign earnings under the American Jobs Creation Act of 2004 and restructuring charges recorded by CCE, partially offset by changes in certain of CCE's state and provincial tax rates and additional proceeds from CCE's HFCS lawsuit settlement.

2006

In the first quarter of 2006, the Company recorded the following transactions which impacted results:

•	An approximate $42 million charge for Bottling Investments primarily related to the impairment of certain assets and investments.

•	An approximate $3 million charge for Pacific primarily related to restructuring costs.

•	An approximate $9 million charge for Bottling Investments for our proportionate share of CCE’s restructuring costs.

In the second quarter of 2006, the Company recorded the following transactions which impacted results:

•	An approximate $123 million net gain for Corporate related to the sale of a portion of our investment in Coca-Cola Icecek in an initial public offering.

•
Charges of approximately $27 million for European Union, $2 million for Pacific and $2 million for Bottling Investments primarily related to costs associated with production capacity efficiencies and other restructuring costs.

•	An approximate $21 million benefit for Bottling Investments for our proportionate share of favorable changes in certain of CCE's state and Canadian federal and provincial tax rates.

In the third quarter of 2006, the Company recorded the following transactions which impacted results:

•
Charges of approximately $1 million for Africa, $7 million for European Union, $15 million for Pacific and $16 million for Bottling Investments primarily related to the impairment of certain intangible assets and investments in certain bottling operations, and costs to rationalize production and other restructuring costs.

•	An approximate $3 million charge for Bottling Investments for our proportionate share of items impacting equity method investees.

In the fourth quarter of 2006, the Company recorded the following transactions which impacted results:

•
An approximate $615 million charge for Bottling Investments for our proportionate share of CCE’s impairment charges and restructuring charges recorded by other equity method investees, partially offset by changes in certain of CCE’s state and Canadian federal and provincial tax rates.

•
Charges of approximately $2 million for Africa, $2 million for European Union, $42 million for Pacific, $27 million for Bottling Investments and $1 million for Corporate primarily related to restructuring costs and asset impairments.

•	A $100 million charge for Corporate related to a donation made to The Coca-Cola Foundation.

•	An approximate $175 million net gain for Corporate related to the sale of Coca-Cola FEMSA, S.A.B de C.V. shares.